Subsequent Event	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENT
NOTE 16:	SUBSEQUENT EVENT

a.	Commencing January 1, 2024, the Company received additional amounts on account of the current finance round, see Note 10.b.5. for additional information

b.	On January 14, 2024, the Company entered into a settlement agreement with Dolev and Dr. Fernando de la Vega with respect to the aggregate amount owed to Dolev for past services provided to the Company through Dr. de la Vega under the DBG Services Agreement (the “Settlement Agreement”), pursuant to which (i) effective as of January 1, 2024, the scope of services Dolev shall provide to us through the services of Dr. de la Vega as Chief Technology Officer reduced to 70% (instead of a full-time basis) and Dolev’s monthly fee was reduced to NIS 45,500 ($12,544 based on the exchange rate of $1.00 / NIS 3.627 in effect as of December 31, 2023) plus VAT, and Dr. de la Vega will also be entitled to reimbursement for his actual expenses. (ii) The Company undertook to pay Dolev a monthly payment of NIS 20,000 ($5,514 based on the exchange rate of $1.00 / NIS 3.627 in effect as of December 31, 2023), as repayment for the debt for past services, until full repayment of the debt (even if Dr. de la Vega retires or his services are terminated). If the Company shall have financial difficulties resulting in not making on-going payments to employees, suppliers and service providers, then the Company may delay the foregoing monthly debt payment until fund raising or until the Company commence payment to its employees and suppliers and in such case, Dolev will be paid with the first payments that will be made. If no payment is made within nine (9) months from the beginning of such delay, it will be considered a breach of the Settlement Agreement and Dolev may act accordingly. In addition, if any of the officers of the Company commences a claim against the Company for any debt owed before the aforesaid nine (9) months period, then Dolev may demand immediate payment of the balance of the debt and if not paid, commence a claim for the remaining amount of the debt. (iii) Any outstanding options held by Dr. de la Vega as of the termination of Dolev’s services or Dr. de la Vega’s retirement (whichever is earlier), shall be extended by a period of an additional 36 months from their original expected expiration. (iv) Dolev is entitled to convert all or part of the debt for past services to equity, based on a price per share of $0.07, within the first 18 months following the date of the Settlement Agreement. (v) If the Company shall raise funds (investors only, excluding grants) exceeding $5.0 million during the first 12 months following the execution of the Settlement Agreement and in any 12-month period thereafter, the Company will pay Dolev a one-time additional amount on account of the debt for past services equal to 5% for any funds raised exceeding $4.0 million. (vi) The Company will pay Dolev the full balance of the debt in any exit event 14 days after such event. The Settlement Agreement will automatically terminate if Dr. de la Vega and/or Dolev files a claim against the Company for any or all of the debt despite us complying with all terms of the Settlement Agreement.